UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2014

INTERMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29801	94-3296648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3280 Bayshore Boulevard

Brisbane, CA 94005

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 466-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 5, 2014, InterMune, Inc. (the “Company” or “InterMune”) provided notice (the “2015 Notice”) pursuant to the Indenture, dated as of June 24, 2008, by and between the Company and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), which governs the Company’s 5.00% Convertible Senior Notes due 2015 (the “2015 Notes”). A copy of the 2015 Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the press release announcing the 2015 Notice is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On September 5, 2014, the Company also provided notice (the “2017 Notice”) that its 2.50% Convertible Senior Notes due 2017 (the “2017 Notes”) are convertible during the fiscal quarter ended September 30, 2014 in accordance with the requirements of the Second Supplemental Indenture (the “Supplemental Indenture”), dated as of January 22, 2013, to an Indenture, dated as of September 19, 2011 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as amended, modified and supplemented by the Supplemental Indenture, the “2017 Indenture”), between the Company and the Trustee, which governs the 2017 Notes. A copy of the 2017 Notice is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Notice to Investors

This announcement is for informational purposes only and does not constitute an offer to purchase or a solicitation of an offer to sell InterMune common stock. On August 29, 2014, Roche Holdings, Inc. (“Roche”) and Klee Acquisition Corporation, a wholly owned subsidiary of Roche, filed a tender offer statement on Schedule TO with the Securities and Exchange Commission (the “SEC”) and InterMune filed a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the offer. Investors and security holders are urged to read these materials carefully since they contain important information, including the terms and conditions of the offer. The tender offer statement on Schedule TO, Solicitation/Recommendation Statement and related materials have been filed by Roche and InterMune with the SEC, and investors and security holders may obtain a free copy of these materials and other documents filed by Roche and InterMune with the SEC at the website maintained by the SEC at www.sec.gov. Investors and security holders may also obtain free copies of the Solicitation/Recommendation Statement and other documents filed with the SEC by InterMune at www.intermune.com.

Forward-Looking Statements

Some of the statements contained in this announcement are forward-looking statements, including statements regarding the expected consummation of the acquisition, which involves a number of risks and uncertainties, including the satisfaction of closing conditions for the acquisition, such as regulatory approval for the transaction, the tender of a majority of the outstanding shares of common stock of InterMune, the possibility that the transaction will not be completed and other risks and uncertainties discussed in InterMune’s public filings with the SEC, including the “Risk Factors” section of InterMune’s annual report on Form 10-K for the year ended December 31, 2013 and subsequent quarterly reports on Form 10-Q, as well as the tender offer documents filed by Klee Acquisition Corporation and the Solicitation/Recommendation Statement filed by InterMune. These statements are based on current expectations, assumptions, estimates and projections, and involve known and unknown risks, uncertainties and other factors that may cause results, levels of activity, performance or achievements to be materially different from any future statements. These statements are generally identified by words or phrases such as “believe”, “anticipate”, “expect”, “intend”, “plan”, “will”, “may”, “should”, “estimate”, “predict”, “potential”, “continue” or the negative of such terms or other similar expressions. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results and the timing of events may differ materially from the results and/or timing discussed in the forward-looking statements, and you should not place undue reliance on these statements. InterMune disclaims any intent or obligation to update any forward-looking statements as a result of developments occurring after the date of this announcement or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Notice to Holders of 2015 Notes, dated September 5, 2014.

99.2	Press Release, dated September 5, 2014.

99.3	Notice to Holders of 2017 Notes, dated September 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2014	INTERMUNE, INC.

	By:	/s/ Andrew Powell
Andrew Powell
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Notice to Holders of 2015 Notes, dated September 5, 2014.

99.2	Press Release, dated September 5, 2014.

99.3	Notice to Holders of 2017 Notes, dated September 5, 2014.